Higher One Holdings, Inc. Q4’10 Earnings Results February 15, 2011 Exhibit 99.2

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.  Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at
http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow.  We believe that these non-GAAP measures, which exclude amortization of intangibles, stock based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations.  Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Highlights
•
Strong performance on both top and bottom line
•
Creating value for customers:
o
Improve efficiency, lower costs in higher education
o
Increase choices available to students
o
Financial literacy, enhanced services for our
customers
•
Executing against our strategic priorities:
o
Strong sales year for both OneDisburse and CASHNet
o
Growth in the number of OneAccounts trending well

Q4’10 Summary… Revenue
Note: We have revised revenue in previous quarters in accordance with a change in accounting policies.  More information on the accounting change will be available in our related form 10-K.
†Includes $1.7 million related to an accounting change (corresponding increase of $1.7 million in cost of goods sold)
*Calculation of organic revenue growth is included in the appendix of this presentation
Revenue
(in $ millions)
17.7
12.8
21.1
26.1
38.9
27.8
38.6
39.8
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Y/Y Revenue Growth -- -- -- -- 120% 118% 83% 53%
Y/Y Organic Growth* -- -- -- -- 90% 83% 46% 41%
Gross Profit Margin 70.7% 60.5% 66.7% 64.4% 67.7% 62.5% 62.7% 63.5%
†

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Summary… Net Income
4.0
0.4
4.8
5.0
8.3
1.8
6.4
8.5
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Y/Y Net Income Growth -- -- -- -- 104% 343% 34% 72%
Net Income Margin 22.9% 3.2% 22.7% 19.0% 21.3% 6.6% 16.7% 21.5%
Net Income
(in $ millions)

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Summary… Adj. EBITDA
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adj. EBITDA
(in $ millions)
8.1
3.0
9.1
10.3
17.9
9.2
15.5
16.8
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Y/Y Adj. EBITDA Growth -- -- -- -- 121% 207% 71% 63%
Adj. EBITDA Margin* 45.9% 23.5% 43.0% 39.6% 46.1% 33.2% 40.2% 42.3%

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Summary… GAAP Diluted EPS
GAAP Diluted EPS
(in $)
0.08
0.01
0.09
0.09
0.15
0.03
0.11
0.14
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Y/Y Diluted EPS Growth -- -- -- -- 95% 324% 22% 56%

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Summary… Adj. EPS
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)
0.09
0.03
0.10
0.11
0.19
0.09
0.15
0.17
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Y/Y Adj. EPS Growth -- -- -- -- 109% 212% 44% 47%
Adj. Net Income Margin* 27.3% 12.1% 26.2% 23.7% 27.2% 18.2% 22.7% 25.2%

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Summary… Operating Cash Flow
Operating Cash Flow
(in $ millions)
5.7
(1.2)
6.9
9.2
17.3
(0.1)
9.8
13.0
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Y/Y Operating CF Growth -- -- -- -- 204% -89% 42% 41%
Operating CF as a % of Rev 32.2% -9.7% 32.9% 35.5% 44.6% -0.5% 25.5% 32.7%

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Summary… Free Cash Flow
*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)
5.4
-1.5
6.4
8.1
16.2
-1.4
6.4
11.9
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
Y/Y FCF Growth -- -- -- -- 199% -4% -1% 47%
FCF Yield 30.7% -11.6% 30.5% 31.0% 41.7% -5.1% 16.5% 29.8%
CapEx as % of Rev 1.6% 1.9% 2.4% 4.4% 2.9% 4.6% 9.0% 2.9%

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Sales Update
Note: We have updated the definition of SSE and revised prior quarters to reflect this update
*SSE stands for Signed School Enrollment, and is recorded each quarter as the total student enrollment at all schools that are contracted at quarter-end for either our OneDisburse or at least one of our CASHNet Payment Suite products, as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).
OneDisburse SSE* CASHNet Suite SSE*
+41% +25%
(in thousands) (in thousands)
2,320
2,684
2,795
3,217
3,281
Q4'09 Q1'10 Q2'10 Q3'10 Q4'10
1,971
2,193
2,315
2,450
2,460
Q4'09 Q1'10 Q2'10 Q3'10 Q4'10

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

1,004
1,618
291
323
Q4'09 OneAccounts Change in OneAccounts
at schools launched
before 12/31/09
New OneAccounts from
schools launched after
12/31/09
Q4'10 OneAccounts
Q4’10 OneAccount Growth
OneAccount Growth
+61%
(in thousands)

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

21,999
31,821
Q4'09 Q4'10
1,655
3,731
1,407
Q4'09 Q4'10
1,917
3,594
902
Q4'09 Q4'10
505
637
141
Q4'09 Q4'10
Q4’10 Revenue Breakdown*
*The lighter colors in the graph represent Higher One Payments, Inc. revenue prior to the acquisition on November 20, 2009, broken down into the different revenue buckets.
Year-over-year growth rates and revenue by bucket as a % of total revenue are calculated off of the Q4’09 combined Higher One, Inc. and pre-acquisition Higher One
Payments, Inc. revenue.  Account Revenue has been revised to reflect the accounting change in Q4’10.
As a % of total
revenue*
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
77% 80% 11% 9% 10% 9% 2% 2%
+45%
+22%
+28%
-1%

23.7%
21.4%
Q4'09 Q4'10
2.4%
2.0%
Q4'09 Q4'10
6.2%
4.6%
Q4'09 Q4'10
Q4’10 Operating Expenses
• Continue to gain leverage based
on scale
• Employee compensation cost
increase was relatively low, in part
based on lapping the Q4’09 one-
time milestone bonus
• Main driver of PD expense is
employee compensation… not
ramping headcount as fast as
revenue
• Absolute dollar value of PD expense
up 28% y/y
• Making the necessary investments
for the future
• Excluding stock-based and other
customer acquisition expense, S&M
expense as a percent of revenue
would have been 4.6% in Q4’10
(compared to 6.2% in Q4’09)
• Most of the absolute dollar increase in
spend is based on CASHNet people…
not scaling headcount as fast as
revenue
G&A
(as a % of rev)
PD
(as a % of rev)
Adj. S&M*
(as a % of rev)
8.0%
6.1%
Stock-based and
other M&A
related expense
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is related to the vesting of certain shares issued in connection with the acquisition of
EduCard.  Stock-based and other acquisition expense is recognized in the quarter as a function of sales and average share price.

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

$21.9
$34.5
$14.7
$13.0
($1.2)
$0.3
$14.7
Q3'10 Beginning
Cash, Cash
Equivalents, and
Investments
Operating Cash
Flow
CapEx Other* Q4'10 Ending
Cash, Cash
Equivalents, and
Investments
Q4’10 Cash Flow / Capital Allocation
•
$11.9M in FCF
• $13.0M in operating cash flow
• $1.2M of CapEx
•
Fully liquid assets total $49.2M
•
Additional $50M available
under new credit facility**
*Other primarily includes proceeds and tax benefits from options exercises
**Subject to certain covenants, outlined in our SEC filings
Cash & Investment Balance/Flows
(in millions)
FCF/Other Movements
$36.7
FCF
Cash and cash equivalents
Investments in available for sale securities
$49.2

Building Update
• Rationale:
o
Cost-savings: expect a substantial amount federal, state, and local government subsidies*
o
Employees: help with hiring, retention, morale
o
Flexibility: potential for further expansion, bringing certain functions in-house
• Financial impact:
o
~$47M expenditure
• $2.5M already spent
• Remainder to be spent as CapEx on a relatively consistent basis through Q1’12
o
~$15M in expected rebates, subsidies, and credits* through Q1’12
o
~$21M in additional expected rebates, subsidies, and credits* on a relatively consistent basis from FY’13 – FY’19
o
No expected P&L impact (all reflected on Balance Sheet)
• Rebates and subsidies will be treated as cash inflows from investing/financing activities
• FCF to be calculated as Operating Cash Flow less net PP&E (net of rebates, subsidies, and credits*)
*More information on rebates, subsidies, and credits will be available in our related Form 10-K

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

GAAP Guidance Update
FY’11 Q1’11
•
Most of the revenue increase based on accounting change
•
Impact from Reg E changes through Q3
•
Higher share count impacting EPS growth
Low High Low High
Revenue $51.0M - $53.0M $180M - $188M
GAAP Diluted EPS $0.14 - $0.20 $0.39 - $0.56

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Non-GAAP Guidance Update
*Calculation of Adjusted EPS is included in the appendix of this presentation
FY’11 Q1’11
•
Most of the revenue increase based on accounting change
•
Impact from Reg E changes through Q3
•
Higher share count impacting EPS growth
Low High Low High
Revenue $51.0M $53.0M $180M $188M
implied y/y growth 31% - 36% 24% - 30%
Adj. Diluted EPS* $0.23 $0.25 $0.68 $0.74
implied y/y growth 19% - 30% 13% - 23%
-
-
-
-

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Q4’10 Summary
•
Strong performance on both top and bottom line
•
Creating value for customers:
o
Improve efficiency, lower costs in higher education
o
Increase choices available to students
o
Financial literacy, enhanced services for our
customers
•
2011 strategy remains the same:
o
Sign more schools
o
Increase adoption at existing schools

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc. 20 Q & A

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc. 21 Appendix

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Organic Revenue*
March 31, June 30, Sept 30, Dec 31,
2010 2010 2010 2010
Total Revenue Growth 120% 118% 83% 53%
Acquisition Impact (30%) (35%) (37%) (12%)
Total Organic Revenue Growth 90% 83% 46% 41%
Three Months Ended
*Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Free Cash Flow
March 31, June 30, Sept 30, Dec 31,
(in thousands) 2009 2009 2009 2009
GAAP Operating Cash Flow 5,698 $                  (1,233) $               6,942 $                  9,249 $
Purchases of Fixed Assets, Net of Disposals (274) (242) (514) (1,158)
Free Cash Flow 5,424 $                  (1,475) $               6,428 $                  8,091 $
March 31, June 30, Sept 30, Dec 31,
2010 2010 2010 2010
GAAP Operating Cash Flow 17,326 $              (132) $                    9,847 $                  13,015 $
Purchases of Fixed Assets, Net of Disposals (1,128) (1,287) (3,484) (1,160)
Free Cash Flow 16,198 $              (1,419) $               6,363 $                  11,855 $
Three Months Ended

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Calculation of Adjusted EBITDA
March 31, June 30, Sept 30, Dec 31,
(in thousands) 2009 2009 2009 2009
GAAP Net Income 4,046 $                   413 $                       4,793 $                   4,967 $
Interest income - (1) (1) (2)
Interest expense 161 120 113 164
Income tax expense 2,267 252 2,596 2,810
Depreciation and amortization 570 684 633 1,082
EBITDA 7,044 1,468 8,134 9,021
Other income - - - (17)
Stock-based and other customer acquisition expense 619 1,050 227 490
Stock-based compensation expense 293 329 341 424
Milestone bonus 150 150 375 419
Adjusted EBITDA 8,106 $                   2,997 $                   9,077 $                   10,336 $
Revenues 17,670 $                12,758 $                21,102 $                26,076 $
Net Income Margin 22.9% 3.2% 22.7% 19.0%
Adjusted EBITDA Margin 45.9% 23.5% 43.0% 39.6%
March 31, June 30, Sept 30, Dec 31,
2010 2010 2010 2010
GAAP Net Income 8,264 $                   1,830 $                   6,429 $                   8,536 $
Interest income (1) (2) (10) (16)
Interest expense 229 247 84 169
Income tax expense 5,167 1,183 4,277 4,861
Depreciation and amortization 1,626 1,747 1,947 1,972
EBITDA 15,285 5,005 12,727 15,522
Other income - - - -
Stock-based and other customer acquisition expense 1,801 3,508 2,139 565
Stock-based compensation expense 849 692 643 729
Milestone bonus - - - -
Adjusted EBITDA 17,935 $                9,205 $                   15,509 $                16,816 $
Revenues 38,870 $                27,750 $                38,566 $                39,783 $
Net Income Margin 21.3% 6.6% 16.7% 21.5%
Adjusted EBITDA Margin 46.1% 33.2% 40.2% 42.3%
Three Months Ended

Calculation of Adjusted Diluted EPS
March 31, June 30, Sept 30, Dec 31,
(in thousands) 2009 2009 2009 2009
GAAP Net Income 4,046 $                   413 $                       4,793 $                   4,967 $
Stock-based and other customer acquisition expense 619 1,050 227 490
Stock-based compensation expense - ISO 112 140 152 206
Stock-based compensation expense - NQO 181 189 189 218
Milestone bonus expense 150 150 375 419
Amortization of intangibles 76 143 86 405
Amortization of finance costs 22 22 32 37
Total pre-tax adjustments 1,160 1,694 1,061 1,774
Tax rate 35.8% 35.9% 35.9% 35.9%
Tax adjustment 376 558 326 563
Adjusted net income 4,830 $                   1,549 $                   5,528 $                   6,178 $
Diluted Weighted Average Shares Outstanding 52,340 53,344 53,620 53,821
Diluted EPS 0.08 $                      0.01 $                      0.09 $                      0.09 $
Adjusted Diluted EPS 0.09 $                      0.03 $                      0.10 $                      0.11 $
Revenues 17,670 $                12,758 $                21,102 $                26,076 $
Net Income Margin 22.9% 3.2% 22.7% 19.0%
Adjusted Net Income Margin 27.3% 12.1% 26.2% 23.7%
March 31, June 30, Sept 30, Dec 31,
2010 2010 2010 2010
GAAP Net Income 8,264 $                   1,830 $                   6,429 $                   8,536 $
Stock-based and other customer acquisition expense 1,801 3,508 2,139 565
Stock-based compensation expense - ISO 437 373 338 378
Stock-based compensation expense - NQO 412 319 305 351
Milestone bonus expense - - - -
Amortization of intangibles 767 768 768 767
Amortization of finance costs 51 51 51 51
Total pre-tax adjustments 3,468 5,019 3,601 2,112
Tax rate 38.5% 38.7% 38.6% 35.7%
Tax adjustment 1,167 1,796 1,259 619
Adjusted net income 10,565 $                5,053 $                   8,771 $                   10,029 $
Diluted Weighted Average Shares Outstanding 54,872 55,688 59,154 59,361
Diluted EPS 0.15 $                      0.03 $                      0.11 $                      0.14 $
Adjusted Diluted EPS 0.19 $                      0.09 $                      0.15 $                      0.17 $
Revenues 38,870 $                27,750 $                38,566 $                39,783 $
Net Income Margin 21.3% 6.6% 16.7% 21.5%
Adjusted Net Income Margin 27.2% 18.2% 22.7% 25.2%
Three Months Ended

©2011 Higher One and the Higher One logo are registered trademarks of Higher One, Inc.

Reconciliation of GAAP to non-GAAP Guidance
Revenues (in millions) $51.0 - $53.0 $51.0 - $53.0
Diluted EPS $0.14 - $0.20 $0.23 - $0.25
March 31, 2011
GAAP Non-GAAP (a)
Three Months Ending
Revenues (in millions) $180.0 - $188.0 $180.0 - $188.0
Diluted EPS $0.39 - $0.56 $0.68 - $0.74
December 31, 2011
GAAP Non-GAAP (b)
Twelve Months Ending
(a) Estimated Non- GAAP amounts above for the three months ending March 31, 2010 reflect the estimated quarterly adjustments that exclude (i) expenses related to the onetime ATM fleet upgrade of approximately $100,000, (ii) the amortization of intangibles and finance costs of approximately $800,000, (iii) stock- based compensation expense of approximately $1.0 million, and (iv) stock- based and other customer acquisition expense of approximately $2.0 million to $8.0 million.
Stock- based and other customer acquisition expense primarily relates to our acquisition of
EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009. We calculate the stock- based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired. It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.
(b) Estimated Non- GAAP amounts above for the twelve months ending December 31,
2011 reflect the estimated annual adjustments, that exclude the amortization of (i)
expenses related to the one-time ATM fleet upgrade of approximately $1.0 million, (ii)
intangibles and finance costs of approximately $3.0 million, (iii) stock- based compensation expense of approximately $4.0 million, and (iv) stock- based and other customer acquisition expense of approximately $8.0 million to $22.0 million.
Stock- based and other customer acquisition expense primarily relates to our acquisition of EduCard in 2008, in connection with which we issued restricted stock, and IDC in 2009.
We calculate the stock- based and other customer acquisition expense based on the undergraduate enrollment at higher education clients acquired relating to the acquisition, and the market value of our common stock at the time the client is acquired.
It is difficult to predict with any degree of certainty either the number of new higher education clients we will acquire, the timing of future customer acquisitions, or the market value of our common stock at any time, resulting in a wide range of expected expense.